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[LOGO] Ryder                                   CORPORATE MANAGEMENT

                                               EXECUTIVE MANAGEMENT
2000 INCENTIVE COMPENSATION PLAN               LEVELS MS11 AND HIGHER
PLAN DESCRIPTION                               PAGE 1
--------------------------------------------------------------------------------

Supersedes all applicable 1999 Ryder Incentive Compensation Plans and any and all oral representations, promises, or guarantees. No exceptions to this plan will be honored without written approval of the Compensation Committee of the RSI Board of Directors. Any manager or officer who authorizes such an exception without prior approval of the Compensation Committee will be subject to disciplinary action including demotion, forfeiture of bonus and/or termination.

INTRODUCTION
------------

The following material explains the operation and administration of the 2000 Incentive Compensation Plan (the "Plan") for eligible Ryder System, Inc. ("RSI" or "the Company") Officers and Directors whose positions are evaluated at Management Level 11 (MS11) or higher and other members of the Company's Executive Committee ("participants"). The Plan is intended to serve as a single, comprehensive source of information that will explain your bonus for achieving various levels of performance.

The Plan is based on the Economic Value Added ("EVA") performance measurement system. EVA is a measurement tool that determines whether a business is earning more than its true cost of capital by incorporating the cost of equity capital as well as debt capital. EVA will assess financial performance and will also serve as a management tool for setting goals, evaluating strategies, and analyzing results.

EVA can be expressed in the following formula: EVA = NAT minus "An Equity
Charge"

DEFINITIONS OF KEY TERMS
------------------------

Wherever used herein the following terms shall have the meanings hereinafter set forth:

 . "Participant" means any employee of the Company designated to be eligible to participate in this Annual Incentive Plan.

 . "Target Bonus Award" means the target Bonus Payout per Participant and is expressed as a percentage of the Participant's Eligible Base Salary.

 .  "Bonus Payout" means final bonus payment to be received by Participant.

 . "Eligible Base Salary" means, for the purpose of bonus calculations, the average annual rate of pay for the calendar year, excluding all other compensation paid to the employee during the year, e.g. bonus, commissions, employee benefits, moving expenses, and any imputed income for which the Participant may be eligible.

                                       1
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2000 INCENTIVE COMPENSATION PLAN               LEVELS MS11 AND HIGHER
PLAN DESCRIPTION                               PAGE 2
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DEFINITIONS OF KEY TERMS (Continued)
------------------------------------

 .  "Target EVA" means the level of EVA performance required to earn a Target
   Bonus Award.

 . "Threshold" means the minimum level of performance required to receive a Bonus Payout.

 . "Bonus Interval" means the performance above Target EVA or the performance below Target EVA that will cause a 2x Bonus Contribution or a Zero Bonus Contribution.

 . "Bonus Multiple" means the difference (positive or negative) between Actual performance and Targeted performance, divided by the Bonus Interval, plus One.

 . "Bonus Contribution" is the potential Bonus Payout determined by multiplying the Participant's Target Bonus Award, the Bonus Weighting, and the Bonus Multiple.

 . "Line-Of-Sight" is the relationship between corporate objectives and the employee's direct control over those objectives.

 . "Scorecard" is an individualized set of performance measures that seeks to achieve strategic objectives in one or more of the following areas: financial, customer, internal process, people, or other.

 .  "Scorecard Potential Bonus" is a maximum 20% of the Target Bonus Award.

 . "Scorecard Award" means the percent of the Scorecard Potential Bonus that is earned. This award % will be based on how well Scorecard goals are achieved.

 . "Declared Bonus" means the bonus dollars available for payment or reserve after all declarations have been made.

 .  "Bonus Reserve" All bonus payments are made from the Bonus Reserve. Each
   Participant's beginning Bonus Reserve balance in his/her first year of participation is zero. The Bonus Reserve is increased or decreased for any plan year by the amount of the Declared Bonus. The Participant will be paid from such Available Balance up to the Target Bonus Award amount, plus one half of any such balance that remains after subtracting the Target Bonus Award from the available Bonus Reserve balance. The Bonus Reserve is applicable only for Director and Officer level Plans.

 .  "Available Balance" means the Bonus Declared plus the Beginning Bonus Reserve
   Balance.

 . "NAT" means the consolidated Net Earnings After Tax for the bonus year, including appropriate accruals for all incentive awards estimated to be payable for that bonus year.

 . "Equity Charge" means the Average Equity times the Cost of Equity as determined by the Chief Financial Officer.

                                       2
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                                               EXECUTIVE MANAGEMENT
2000 INCENTIVE COMPENSATION PLAN               LEVELS MS11 AND HIGHER
PLAN DESCRIPTION                               PAGE 3
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ELIGIBLE POSITIONS
------------------

Employees in Management Level 11 (MS11) or higher positions are eligible to participate in this Plan.


TARGET BONUS AWARD
------------------

Target Bonus Award is expressed as a percentage of base salary for each Participant. The following table summarizes the Target Bonus Award for each participating management level:

-----------------------------------------------------------------------------------------------
Management Level                                                 Target Bonus Award
-----------------------------------------------------------------------------------------------
Chief Executive Officer                                                  85%
-----------------------------------------------------------------------------------------------
Chief Operating Officer                                                  80%
-----------------------------------------------------------------------------------------------
Management Levels 17 - 20                                                75%
-----------------------------------------------------------------------------------------------
Management Levels 14 - 16                                                70%
-----------------------------------------------------------------------------------------------
Management Level 13                                                      40%
-----------------------------------------------------------------------------------------------
Management Levels 11 - 12                                                30%
-----------------------------------------------------------------------------------------------


                                       3
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                                               EXECUTIVE MANAGEMENT
2000 INCENTIVE COMPENSATION PLAN               LEVELS MS11 AND HIGHER
PLAN DESCRIPTION                               PAGE 4
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BONUS AWARD OPPORTUNITY
-----------------------

The Plan has uncapped bonus award opportunity. Bonus award opportunity will increase as EVA exceeds the expected level. Participants in this Plan will be subject to the Bonus Reserve which is discussed later in this document.


BASE SALARY CALCULATION
-----------------------

For the purpose of bonus calculations, Eligible Base Salary is defined as the average annual rate of pay for the calendar year, excluding all other compensation paid to the employee during the year, e.g. bonus, commissions, employee benefits, moving expenses, and any imputed income for which the Participant may be eligible.

Employees who are newly hired, promoted or transferred into or out of eligible positions, and those who move from one eligibility level to another will receive pro-rata bonus awards based on the average annual rate of pay and Target Bonus in eligible positions, provided they are employed in good standing at the time bonus awards are distributed.

The average annual rate of pay for a Participant whose base salary changes within the bonus year is calculated below. Salaried employees are paid semi-monthly, each check representing 1/24 of the annual base salary. Daily pay for a salaried employee is calculated by dividing the annual salary by 366 (Year 2000 is a leap year) working days per year.

     Base Salary Calculation Example
     -------------------------------

     Average annual rate of pay would be calculated as follows for a Participant who begins a bonus year with a base salary of $100,000, then effective April 1, 2000 receives an increase to a base salary of $104,000:

     January 1 through March 31, 2000:
     ---------------------------------

       Total # of days                  =     91  =  0.249 x $100,000 = $ 24,900
       ---------------                       ---
       366 days                              366

     April 1 through December 31, 2000:
     ----------------------------------

       366 - 91                         =    275  =  0.751 x $104,000 = $ 78,104
       --------                              ---                        --------
       366 days                              366

     Average Annual Rate of Pay for Bonus Year                        = $103,004

                                       4
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                                               EXECUTIVE MANAGEMENT
2000 INCENTIVE COMPENSATION PLAN               LEVELS MS11 AND HIGHER
PLAN DESCRIPTION                               PAGE 5
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BONUS PAYOUT MECHANISM
----------------------

In 2000, the bonus payouts will be distributed to participants based 80% on RSI EVA and 20% on the relative performance of Scorecard goals. See the document entitled "Bonus Calculation", for an explanation of how Bonus payouts are determined.

The following diagram illustrates the Bonus Payout process.

                                    [CHART]

PERFORMANCE TARGETS
-------------------

The Plan is intended to provide Participants with competitive compensation for achieving and exceeding targeted performance levels. Target Bonus Awards are expressed as a percentage of a Participant's base salary and will be declared when performance above threshold is achieved.

The following chart highlights target and payout multiples for each component used in the Bonus Payout calculation.

-----------------------------------------------------------------------------------------------------
Weight           Bonus Payout Components             Interval  Threshold      Target      2 Times
-----------------------------------------------------------------------------------------------------
   80%    RSI EVA ($MM)                                 $34      ($50.8)      ($16.8)       $17.2
-----------------------------------------------------------------------------------------------------
   20%    Scorecard                                     N/A      ($50.8)/1/     N/A           N/A
-----------------------------------------------------------------------------------------------------

____________________________
/1/ RSI EVA

                                       5
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                                               EXECUTIVE MANAGEMENT
2000 INCENTIVE COMPENSATION PLAN               LEVELS MS11 AND HIGHER
PLAN DESCRIPTION                               PAGE 6
--------------------------------------------------------------------------------

2000 PLAN SCALE - RSI EVA
-------------------------

The following scale illustrates how the Plan will work. Noted are the points where Target Bonus, two times Target Bonus, and Zero Bonus are achieved. Bonus amounts are dependent on the multiple declared.

                                   [GRAPHIC]

SCORECARD MEASURES
------------------

The Scorecards will be individualized for each Plan Participant by including only measures that are within the Plan Participant's control. The Scorecards will include measures that seek to achieve strategic objectives in one or more of the following areas: financial, customer, internal process, and people. Both the Plan Participant and his/her manager will develop the Scorecard goals based on the Participant's job responsibilities.

Scorecard performance will account for 20% of the 2000 Bonus Award Opportunity. The Scorecard will be worth 20 points, with each point representing one percentage point of Bonus Payout. At the end of the year, the Plan Participant's manager will render a performance rating based on the Participant's attainment of the specified measures. The total points earned will equal the Participant's Scorecard Bonus Payout percentage.

FORFEITURE
----------

If RSI 2000 Actual EVA does not surpass the threshold of ($50.8) MM, participants will not receive a Bonus Payout.

                                       6
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2000 INCENTIVE COMPENSATION PLAN               LEVELS MS11 AND HIGHER
PLAN DESCRIPTION                               PAGE 7
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BONUS RESERVE
-------------

The Bonus Reserve promotes a long-term perspective for the Plan and aligns Participants with shareholders by simulating ownership. Sustained performance improvements are rewarded over time and consistently exceeding performance targets increases the Bonus Reserve balance.

The Bonus Declared in any year is added to the Bonus Reserve. The Bonus Reserve will then pay Participants up to their Target Bonus Award levels plus one-half of any residual balance. The remaining one-half is carried forward and will be held in the Bonus Reserve.

The Bonus Reserve is specifically identified with each Participant and will follow that Participant through other positions within the Company. The Bonus Reserve balance will not exceed 3 times Target Bonus and any residual balance above 3 times Target Bonus will be immediately paid out to the Participant.

The Bonus Reserve is illustrated below:

                                    [CHART]

The Bonus Reserve Balance, while linked to each Plan Participant, is not considered "earned" by that individual until performance is sustained over time. The Bonus Reserve is designed to reward long-term performance, and Participants will receive one-half of any excess over target levels in any given year. The remaining balance in the Bonus Reserve will be distributed in future years if performance improvements are sustained, and will be used to pay up to the Target Bonus Award in years where performance falls short of target financial performance.

                                       7
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                                               EXECUTIVE MANAGEMENT
2000 INCENTIVE COMPENSATION PLAN               LEVELS MS11 AND HIGHER
PLAN DESCRIPTION                               PAGE 8
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PLAN RULES
----------

The following rules apply to Plan Participants. The Company reserves the right to alter, modify, change or terminate any of the provisions described below at any time.

 . Eligibility: Employees whose positions are designated on page 1 and who are employed in good standing at the time bonus payments are made are eligible to participate in this Plan. Individuals who have written agreements which specifically provide for incentive compensation other than that which is provided in this Plan or who are Participants in any other incentive compensation plan of RSI, its subsidiaries or affiliates are not eligible to participate in this Plan.

    Employees who are newly hired, promoted or transferred into or out of eligible positions, and those who move from one eligibility level to another will receive pro-rata bonus awards based on the average annual rate of pay and Target Bonus Award opportunity in eligible positions, provided they are employed in good standing at the time bonus awards are distributed.

  . Promotion: A Participant who is promoted during the bonus year will receive a pro-rata bonus declaration based on the average annual rate of pay and bonus award opportunity in the eligible positions. The Participant will receive a pro-rata bonus based on the appropriate Plan for his/her management level, position and the portion of time spent in each position during the year.

  . Workers' Compensation or Leave of Absence ("LOA"): A Participant who leaves the payroll due to a workers' compensation leave or LOA will receive no additional bonus declarations while off the payroll, but will be eligible to receive a pro-rata bonus for the year in which they leave the payroll. Such payment may be made in a lump sum or over time at the discretion of the Company, the Board of Directors or the Compensation Committee of the Board of Directors.

  . Demotion: If an individual is demoted from MS level 11 or above to MS level
    10 or below, the person will no longer be subject to the Bonus Reserve mechanism. The Bonus Reserve balance will be paid out one half over each of the next 2 years in accordance with the other provisions of this Plan.

                                       8
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                                               EXECUTIVE MANAGEMENT
2000 INCENTIVE COMPENSATION PLAN               LEVELS MS11 AND HIGHER
PLAN DESCRIPTION                               PAGE 9
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PLAN RULES (Continued)
----------------------

 . Termination (Dismissal): Participants leaving the Company under any conditions other than those outlined in the Eligibility or Change of Control sections of this Plan are not eligible for bonus awards for the bonus year in which they leave, nor are they eligible for awards for the preceding bonus year, if such awards have not yet been distributed unless otherwise required by law. A Participant who is terminated and who has a positive Bonus Reserve Balance will forfeit any Bonus Reserve Balance. Unless terminated for cause, the individual may be eligible for severance if he/she meets the criteria. The severance package may include a provision for bonus.

 . Resignations: Except as provided otherwise in this Plan or required by law, voluntary termination of employment with the Company will result in forfeiture of any unpaid Declared Bonuses and of the balance in a Participant's Bonus Reserve.

 . Retirement or Permanent Disability Retirement: A Participant who retires or takes disability retirement from the Company will receive full payment of their Bonus Reserve Balance and a pro-rata bonus for the year in which they retire. Such payment will be made in a lump sum or over time at the Company's discretion.

 . Death: The estate of a Participant who dies while in the employ of the Company will receive full payment of their Bonus Reserve Balance and a pro-rata bonus for the year in which they die. Such payment will be made at the regular time for making bonus payments in respect to the year of such death, and will be paid to the designated beneficiary or estate.

 . Sale of Business: If a business is sold, the Participants of the sold business will receive full payment of their Bonus Reserve Balance and a pro-rata Bonus Award for the year in which the business in sold. Such payment will be made in a lump sum or over time at the Company's discretion.

 . No Guarantee: Participation provides no guarantee that a bonus will be paid.
   The success of the Company, its operating locations and individual Participants, as measured by the achievement of EVA, will determine the extent to which Participants will be entitled to receive bonuses hereunder; provided, however, all bonuses are subject to the sole discretion of the Board of Directors or the Compensation Committee of the Board of Directors of the Company.

 . Exclusion Criteria: Participation in the Plan is not a right, but a privilege subject to annual review by the Company. RSI retains the right to withhold payment from any Participant who violates any Company principle or policy, or the rules contained in this Plan.

                                       9
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                                               EXECUTIVE MANAGEMENT
2000 INCENTIVE COMPENSATION PLAN               LEVELS MS11 AND HIGHER
PLAN DESCRIPTION                               PAGE 10
--------------------------------------------------------------------------------

ADMINISTRATION
--------------

Both the Chairman and Chief Executive Officer and the President and Chief Operating Officer of RSI will administer this Plan, except for bonus awards to the Chief Executive Officer and Chief Operating Officer, which will be administered by the Compensation Committee of the Board of Directors of RSI.

BONUS YEAR
----------

The bonus year is defined as the calendar year in which bonus awards are earned.

BONUS ELIGIBILITY ON CHANGE OF CONTROL
--------------------------------------

Notwithstanding anything in this Plan to the contrary, in the event of a Change of Control of the Company (as defined and adopted by the Board of Directors on August 18, 1995), the funds necessary to pay incentive awards, including the Bonus Reserve Balances, will be placed in a trust administered by an outside financial institution.

The amount of each Participant's incentive award will be determined in accordance with the provisions of the Plan by a "Big 5" accounting firm chosen by the Company.

Should a Change of Control occur during 2000, Participants will receive instructions regarding the collection of incentive awards.

BONUS PAYMENT
-------------

Shortly after the end of the calendar year and after considering the recommendations of the Administrator of the Plan, the Compensation Committee of the Board of Directors or the Board of Directors of RSI will, in its sole discretion, determine the Participants, if any, who will receive bonus awards and the amounts of such awards. Bonus award payments will be distributed to eligible Participants following such Board or Committee approval and subsequent to certification of consolidated financial statements by an independent auditor.

                                       10
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2000 INCENTIVE COMPENSATION PLAN               LEVELS MS11 AND HIGHER
PLAN DESCRIPTION                               PAGE 11
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BONUS FUNDING
-------------

Bonus Payout maximums are limited by the lower of the total Declared Bonus provided under this Plan, the amount of the accrual at the time of any bonus payment, or the maximum funding limitation. Should the funding limitation or accrual not provide for bonus allotments under this Plan, proration will be performed at the discretion of both the Chairman and Chief Executive Officer and the President and Chief Operating Officer of RSI. Unused funds may not be carried forward for subsequent bonus years.

DISCRETIONARY AWARDS
--------------------

With the approval of the Board of Directors or the Compensation Committee of the Board of Directors of RSI, the Chairman and Chief Executive Officer and the President and Chief Operating Officer of RSI have the authority to grant discretionary bonus awards for exemplary performance to non-Participants or to enhance the awards of Participants. Discretionary awards are not subject to the funding limitations of this Plan.

While it is common to grant discretionary awards at the same time as regular awards, it may be appropriate, on occasion, to recognize an employee off-cycle due to extremely unusual performance. Off-cycle discretionary awards must be approved by both the Chairman and Chief Executive Officer and the President and Chief Operating Officer of RSI.

The total of all discretionary awards for Participants under all RSI incentive compensation plans, including this Plan as well as awards granted off-cycle, may not exceed $500,000 per year.

AMENDMENTS
----------

The Board of Directors of RSI, or the Compensation Committee, reviews RSI's, its subsidiaries' and affiliates' incentive compensation plans annually to ensure equitability both within the Company, and in relation to current economic conditions.

The Board of Directors, or the Compensation Committee, reserves the right to amend, suspend, terminate or make exceptions to this Plan at any time.

                                       11
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[LOGO] RYDER                                 CORPORATE MANAGEMENT

                                             EXECUTIVE MANAGEMENT
2000 INCENTIVE COMPENSATION PLAN             LEVELS MS11 AND HIGHER
BONUS CALCULATION                            PAGE 1
--------------------------------------------------------------------------------

OVERVIEW
--------

Bonus Payouts will be distributed based on 80% RSI EVA and 20% Scorecard performance. This total is then subject to the Bonus Reserve.

Before we can begin a sample calculation, it is important to understand the concepts of Bonus Interval, Bonus Multiple and Bonus Contribution.


BONUS INTERVAL
--------------

The Bonus Interval ("Interval") is the Improvement needed, over and above Targeted performance, to declare a double bonus. It is also the shortfall from Target that will cause a zero bonus being declared. The following chart illustrates the Interval concept.

--------------------------------------------------------------------------------------------------------------------
                            2000         2000                                  1x Payout
   Measure                 Target      Interval           Zero Payout           (Target)           2x Payout
--------------------------------------------------------------------------------------------------------------------
   RSI EVA ($MM)           ($16.8)      $  34       ($16.8) - $34 = ($50.8)      ($16.8)     ($16.8) + $34  = $17.2
--------------------------------------------------------------------------------------------------------------------


BONUS MULTIPLE
--------------

The Bonus Multiple for each measure is the difference (positive or negative) between Actual and Target, divided by the Interval, plus One. For example, assume RSI's 2000 Actual EVA is ($10.0) MM. The RSI Bonus Multiple would be calculated as follows:

                  2000 Actual RSI EVA              ($10.0) MM
              -   2000 Target RSI EVA           -  ($16.8) MM
                  -------------------              ----------
              =   Variance from Target RSI EVA  =  $  6.8  MM
              +   2000 RSI Bonus Interval          $ 34.0  MM
                  -----------------------          ----------
              =   Bonus Above Target            =       0.20x
              +   Target Bonus Multiple         +       1.00x
                  ---------------------            ----------
              =   RSI Bonus Multiple            =       1.20x

BONUS CONTRIBUTION
------------------

The Bonus Contribution is the amount each funding component contributes to the bonus pool. It is determined by multiplying the Target Bonus Award, applicable weighting criteria, and the Bonus Multiple. This process is applied to each bonus pool funding component with the exception of the Scorecard component.

The Scorecard Bonus Contribution is calculated by multiplying the Percentage of Scorecard bonus percentage points earned by the Target Bonus Award.

The sum of the Bonus Contributions is the total Bonus Payout.

                                      12
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                                             EXECUTIVE MANAGEMENT
2000 INCENTIVE COMPENSATION PLAN             LEVELS MS11 AND HIGHER
BONUS CALCULATION                            PAGE 2
--------------------------------------------------------------------------------

BONUS CALCULATION EXAMPLE
-------------------------

For this sample bonus calculation, the following assumptions were used:

              ----------------------------------------------------------------
               MS Level                              MS11
              ----------------------------------------------------------------
               Eligible Base Salary                  $100,000
              ----------------------------------------------------------------
               Target Bonus Award                    30% of salary or $30,000
              ----------------------------------------------------------------
               2000 RSI EVA Actual                   ($10.0) MM
              ----------------------------------------------------------------
               2000 RSI EVA Target                   ($16.8) MM
              ----------------------------------------------------------------
               2000 RSI Bonus Interval               $34.0 MM
              ----------------------------------------------------------------
               Scorecard Points Earned               16.2
              ----------------------------------------------------------------
               Beginning Bonus Reserve               $  2,000
              ----------------------------------------------------------------

--------------------------------------------------------------------------------
Part I: RSI EVA Bonus Contribution
--------------------------------------------------------------------------------

1.   Calculate the Variance from Target RSI EVA:

     Determine the difference between 2000 Actual RSI EVA and 2000 Target RSI EVA. This is the Variance from Target RSI EVA.

              2000 Actual RSI EVA                 ($10.0) MM
          -   2000 Target RSI EVA              -  ($16.8) MM
              -------------------                 ----------
          =   Variance from Target RSI EVA     =  $  6.8  MM

2.   Calculate RSI Bonus Multiple:

     The variance from target is divided by the EVA Bonus Interval to determine the amount of Bonus to be added to Target. Next, add the Bonus Above Target to the Target Bonus Award multiple of 1.0 to determine the RSI Bonus Multiple.

             Variance from Target RSI EVA         $   6.8 MM
          +  2000 RSI Bonus Interval           /  $  34.0 MM
             -----------------------              ----------
          =  Bonus Above Target                =       0.20x
          +  Target Bonus Multiple             +       1.00x
             ---------------------                ----------
          =  RSI Bonus Multiple                =       1.20x

3.   Calculate RSI Bonus Contribution:

     The RSI Bonus Multiple is multiplied by the Target Bonus Award and the RSI Bonus weight to determine the RSI Bonus Contribution in dollars.

             Target Bonus Award                     $30,000
          X  RSI Bonus Weighting               X         80%
          X  RSI Bonus Multiple                X       1.20
             ----------------------------           -------
          =  Total RSI Bonus Contribution           $28,800

                                      13
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                                             EXECUTIVE MANAGEMENT
2000 INCENTIVE COMPENSATION PLAN             LEVELS MS11 AND HIGHER
BONUS CALCULATION                            PAGE 3
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Part II: Scorecard Bonus Contribution
--------------------------------------------------------------------------------

4.  Calculate the Scorecard Bonus Contribution
    In this example, 16.2 out of 20.0 total bonus points were earned on the Scorecard. Thus, the Participant has earned a 16.2% Scorecard Bonus Payout.

         Scorecard Bonus Percentage Points Earned             16.2%
      X  Target Bonus Award                              X $30,000
                                                           -------
      =  Total Scorecard Bonus Contribution              = $ 4,860

--------------------------------------------------------------------------------
Part III:  Declared Bonus
--------------------------------------------------------------------------------

5.  Calculate Total Declared Bonus:

    Add the two components together to determine the total Declared Bonus. This total is then subject to the Bonus Reserve.

         RSI EVA Bonus Contribution                        $28,800
      +  Scorecard Bonus Contribution                    + $ 4,860
         ----------------------------                      -------
         Total Declared Bonus                              $33,660
                                                           =======

--------------------------------------------------------------------------------
Part IV:  Bonus Payout and Bonus Reserve
--------------------------------------------------------------------------------

6.  Calculate the Bonus Payout and Bonus Reserve:

    The Bonus Reserve only applies to those in MS 11 positions and above. Before any Bonus can be paid, the Declared Bonus must flow through the Bonus Reserve. First, the Declared Bonus is added to the Beginning Reserve Balance to determine how much is available to be paid. For this example, assume the Beginning Reserve Balance is $2,000.

         Total 2000 Declared Bonus                         $33,660
      +  Beginning Reserve Balance                       + $ 2,000
         -------------------------                         -------
      =  Available Balance                                 $35,660

    Next, the reserve pays out up to Target Bonus Award. If the Available Balance is less than the Target Bonus Award, the entire Bonus Reserve is paid out.

         Available Balance                                 $35,660
      -  (Up to) Target Bonus Award                      - $30,000
         --------------------------                        -------
      =  Residual Balance                                  $ 5,660

                                      14
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                                             EXECUTIVE MANAGEMENT
2000 INCENTIVE COMPENSATION PLAN             LEVELS MS11 AND HIGHER
BONUS CALCULATION                            PAGE 4
--------------------------------------------------------------------------------

  Next, one-half of any residual balance is paid out...

        Residual Balance           $ 5,660
     X  1/2                        X   1/2
        ---                        -------
     =  Additional Payment         $ 2,830

        Target Bonus               $30,000
     +  Additional Payment         $ 2,830
        ------------------         -------
     =  Total Bonus Payout         $32,830

  ...with the remaining one-half staying in the reserve.

        Residual Balance           $ 5,660
     -  Additional Payment       - $ 2,830
        ------------------         -------
     =  Ending Reserve Balance     $ 2,830

  The Ending Reserve Balance from 2000 then becomes the Beginning Reserve Balance for 2001.

--------------------------------------------------------------------------------
 In this example, for 2000 the participant will receive a total Bonus Payout of $32,830. An additional payment of $2,830 will be placed in the participant's Bonus Reserve account for disbursement in future years.
--------------------------------------------------------------------------------

                                      15